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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 14, 2002

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                             ILLINOIS POWER COMPANY
             (Exact name of Registrant as Specified in its Charter)


           ILLINOIS                  1-3004                  37-0344645
(State or Other Jurisdiction    (Commission File          (I.R.S. Employer
       of Incorporation)             Number)             Identification No.)


                              500 South 27th Street
                             Decatur, Illinois 62521
                    (Address of Principal Executive Offices)

                                 (217) 424-6600
              (Registrant's telephone number, including area code)


                                 Not Applicable
            (Former name or address, if changed since last report)


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      ITEM 7.     FINANCIAL STATEMENTS AND  EXHIBITS.

      (a)   Financial Statements - Not Applicable

      (b)   Pro-Forma Financial Information - Not Applicable

      (c)   Exhibits:

            99.1 Certification of Chief Executive Officer dated August 14, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act.

            99.2 Certification of Chief Financial Officer dated August 14, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act.

      ITEM 9.     REGULATION FD DISCLOSURE

            On August 14, 2002, Illinois Power Company's filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 was accompanied by certifications of its Chief Executive Officer and Chief Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these
      Section 906 certifications are attached hereto as exhibit 99.1 and 99.2.

            In accordance with General Instruction B.2. of Form 8-K, the information contained in such certifications shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such certifications be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ILLINOIS POWER COMPANY


Date: August 14, 2002

                                    By:   /s/ Kathryn L. Patton
                                          ------------------------------
                                          Kathryn L. Patton
                                          Senior Vice President,
                                          General Counsel and Secretary


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                                  EXHIBIT INDEX

 EXHIBIT NUMBER   DESCRIPTION

      99.1 Certification of Chief Executive Officer dated August 14, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act.

      99.2 Certification of Chief Financial Officer dated August 14, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act.